UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2016

Date of Report (Date of earliest event reported)

BRIDGEWATER PLATFORMS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199582	33-123170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Isom, Suite 306 San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

(210) 858-3970

Registrant’s telephone number, including area code

78 Shorncliffe Road

Etobicoke, Ontario, Canada M8Z 5K5

(416) 659-8907

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective November 1, 2016, the Board of Directors (the Board”) of Bridgewater Platforms Inc., a Nevada corporation (the “Company”), accepted the resignation of Mr. Emanuel Oliveira as the Company’s President, Treasurer, and member of the Board.

On the same day, Mr. Eric Davies resigned as the Company’s Secretary and member of the Board.

Mr. Michael Ward, who was appointed as a Member of the Board on August 10, 2016, and currently remains as the sole member of the Board, has been elected as the Company’s President, Secretary and Treasurer, effective November 1, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWATER PLATFORMS, INC.

DATE: November 4, 2016	By:	/s/ Michael Ward
	Name:	Michael Ward
	Title:	President

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